united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/22

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

October 31, 2022

877- 441- 4434
www.MillerFamilyofFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Fellow Shareholder,

This annual report of the Miller family of funds provides a detailed overview of the performance of each mutual fund for the year ended October 31st, 2022 (“the reporting period”) and provides insights into the convertible market, the funds’ portfolio holdings, and financial statements and highlights. The Miller Convertible Bond Fund, Miller Convertible Plus Fund, and the Miller Intermediate Bond Fund comprise the Miller Family of funds.

During the reporting period, all share classes of the Miller funds family had strong relative performance. Since inception through October 31, 2022 all share classes have outperformed the Bloomberg U.S. Aggregate Bond Index, while all share classes have underperformed the S&P 500 Total Return Index. While certain peers manage their convertible strategies to an index that results in such peer’s performance being more sensitive to equity markets, our investment team strives to follow a more conservative fixed income approach focused on quality companies and with the objective of maximizing total return consistent with preservation of capital in both bull and bear markets. We are pleased that the funds’ performance reflected this investment philosophy in the reporting period. Our funds’ performance for the year ended October 31st, 2022 and since inception is as follows:

	One Year Ended	Annualized Since
Miller Convertible Bond Fund	October 31st, 2022	Inception
A shares (MCFAX.LW)	-9.45%	5.20% (12/27/07)
I shares (MCIFX)	-8.95%	5.76% (12/27/07)
C shares (MCFCX)	-9.82%	5.22% (12/01/09)

		Annualized Since
Miller Convertible Plus Fund		Inception
I shares (MCPIX)	-12.75%	5.23% (12/31/14)

		Annualized Since
Miller Intermediate Bond Fund		Inception
I shares (MIFIX)	-7.08%	3.99% (12/31/14)

The funds’ total assets under management for the period ended 10/31/2022 were as follows:

Miller Convertible Bond Fund	$848,308,499

Miller Convertible Plus Fund	$83,613,987

Miller Intermediate Bond Fund	$127,733,822

Convertible Market Review

For the year ended 10/31/2022, the Bloomberg U.S. Aggregate Bond Index was down -15.68%, the S&P 500 Total Return Index was down -14.61% and the ICE BofA ALL Yield Alternative US (VYLD) Index was down -16.56%. The convertible bond asset class faced many headwinds including: higher interest rates, lower stock prices, and wider credit spreads. These factors were partially offset by higher volatility, which was the only real benefit to convertible performance during the reporting period. Note the following definitions:

●	The Bloomberg U.S. Aggregate Bond Index represents most investment grade bonds traded in the United States

●	The S&P 500 Total Return Index is a cap-weighted index of 500 common stocks and is regarded as a leading proxy for the US stock market

●	A credit spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality

Please note that investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

In the last two months of 2021, the S&P 500 index was up 3.36% capping off a very strong year for US equities. 2022 began with the S&P 500 trading at an all-time high of 4818.62 on January 4th. The very next day, a new reality set in. The Federal Reserve Board released the minutes of their previous meeting where it had discussed the on-going threat of inflation. A sharp sell off in the equity and fixed income markets ensued making January a challenging month for the capital markets. Toward the end of February, Russia invaded Ukraine sending the price of oil and gas much higher, while the equity and fixed income markets continued their retreat. Adding further fuel to the inflation fire, China ordered a lock down in March as a result of an outbreak of COVID-19 cases. This shocked the supply chain, added to further delays and more costs in the manufacturing sector. In March, the Federal Reserve raised the Federal Funds rate by 0.25%. The Federal Funds rate would be raised another 2.75% throughout the reporting period, finishing at 3.25% (upper bound of range) by the end of October contributing to stocks falling nearly 15% for the year ending 10/31/22.

Equities weren’t the only asset class hurt by accelerating inflation. Ten-year yields on US Treasuries moved from 1.5% to over 4% by the end of the fiscal year. Credit spreads in high yield and investment grade debt nearly doubled, reflecting uncertainty in the credit markets. The VIX, an index that measures equity market volatility, started the period at 15 and closed above 25. While convertible bond new issuance remained very strong through the end of 2021, it came to a near standstill in 2022. The combination of higher interest rates and lower stock prices, coupled with heightened volatility in both the equity and credit markets made the environment for issuing new convertibles challenging. For the fiscal year, only $36 billion in convertibles came to the market with the majority of new issuance (about $15 billion) coming to market during the last two months of 2022.

Miller Convertible Bond Fund

Over the one-year reporting period, the Miller Convertible Bond Fund outperformed the Bloomberg US Aggregate Bond Index, the S&P 500 Total Return Index and the VYLD Index. The Fund’s underweight position in the technology sector contributed to outperformance versus the S&P 500 Total Return Index. The combination of higher rates and higher stock volatility led to the Fund’s outperformance compared to the Bloomberg US Aggregate Bond Index. The Fund’s shorter duration led to outperformance versus the VYLD index.

The Fund’s position in the synthetic convertible note in Chevron Corp (3.05% weight) produced a gain of 30.5%. On the negative side, the Fund’s position in PetIQ (2.61% weight) resulted in 38.02% loss.

The Fund is well diversified with 81 positions. Greenbrier Companies is the Fund’s largest convertible bond holding representing 3.16% of the Fund’s assets as of year ending 10/31/22. During the reporting period, the stock and bond markets were very volatile. As a result, the Fund’s largest monthly drawdown, or peak to trough decline, was -14.28%.

Very early in the fiscal year we had a small options position, GM. We closed the position for a loss which negatively impacted fund returns by 25 basis points.

Miller Convertible Plus Fund

The Miller Convertible Plus Fund also outperformed the Bloomberg US Aggregate Bond Index, the S&P 500 Total Return Index and the VYLD Index over the one-year reporting period. The Fund’s underweight position in the technology sector during the period led to outperformance when compared to the S&P 500 Total Return Index. Similar to the Miller Convertible Fund, higher interest rates and volatility led to outperformance versus the Bloomberg US Aggregate Bond Index. The Fund’s lower duration relative to that of the VYLD index led to outperformance compared to that index.

The Miller Convertible Plus Fund’s top performing convertible bond position was the synthetic convertible note in Chevron Corp (4% weight) which returned 30%. The Fund’s worst performing convertible bond position was PetIQ (3.9% weight) which resulted in an 41.60% loss.

The Fund remains well diversified as of 10/31/22 with 45 positions, the largest which accounts for 4.6% of assets. The Miller Convertible Plus Fund is often the most volatile in the Miller family of funds because of leverage. As a result, the largest monthly drawdown over the reporting period in the Fund was -19.92%.

Miller Intermediate Bond Fund

The Miller Intermediate Bond Fund outperformed the Bloomberg US Aggregate Bond Index and the S&P 500 Total Return Index. An underweight position in technology led to outperformance versus the S&P

500 Total Return Index during the period. In a period of rising interest rates, the Fund’s shorter duration led to outperformance relative to the Bloomberg US Aggregate Bond Index.

The Intermediate Bond Fund’s best performing position was in the synthetic convertible note in Chevron Corp (1.12% weight) which gained 53.87%. The Fund’s worst performing convertible bond position was PetIQ (2.14% weight) which lost 35%.

The Intermediate Bond Fund has 51 positions. Greenbrier Companies was the largest convertible bond position representing 2.97% of the fund’s assets as of 10/31/22. The Fund’s largest drawdown for the reporting period was -11.21% occurring between 12/31/21 through 9/30/22.

Convertible Bond Strategy Review

We remain committed to the same strategy we have utilized since our company was founded in 1991. It is important to note that we do not change our investment strategy regardless of the current investment climate. Our investment focus is to buy convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal within seven years or less and purchased with no, or minimal, loss to maturity or an imbedded put option. Before making an investment, a company’s balance sheet and income statement among other types of information, are reviewed and analyzed as we seek to invest in profitable companies and avoid companies with large debt loads. While we usually invest with the expectation of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates

●	The bond loses its favorable risk/reward characteristics due to price appreciation

●	We perceive an opportunity to increase portfolio diversification

●	We believe more attractive convertible bond investments are available.

One of our key risk management practices involves careful limits on prices we pay to avoid the purchase of convertibles trading at prices substantially above par, which have negative yields to the next liquidity date. This discipline seeks to reduce exposure to most equity-sensitive convertibles. While performance tends to lag broader equity indices in rising markets, the funds seek to preserve capital in falling stock markets. Fund holdings span the convertible market with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade and a large percentage of the bonds are not rated.

New Issuance

After experiencing two consecutive years of new issuance above $90 billion, only $36 billion of new deals came to the convertible market during the fiscal year. Lower equity prices, higher interest rates and wider credit spreads contributed to an unappealing environment for issuers of convertible debt. Generally, new issuance has slowed for most broad asset classes this year given increased stock and bond volatility. Below is a sampling of some of new issues which met the strategy’s investing criteria over the last year and found their way into various portfolios (weightings as of October 31st, 2022):

●	Lumentum Holdings (1.95% weight as of 10/31/22), a maker of optical and photonic devices

●	Interdigital Inc (.62% weight as of 10/31/22), a communications equipment supplier

●	Patrick Industries (1.61% weight as of 10/31/22), a manufacturer of building products for recreational vehicles and manufactured housing

Summary

During the last two months of 2021, the bull market in equities continued culminating on January 4th when the S&P 500 made an all-time high. Shortly thereafter, the Bureau of Labor Statistics released the monthly CPI report which showed accelerating inflation. Equity and fixed income markets became focused on interest rates, and the idea that the Federal Reserve was behind the curve in dealing with inflation. In March, the Federal Reserve raised short-term interest rates by 25 basis points ultimately hiking rates four more times during the funds’ fiscal year. As interest rates moved higher and credit spreads widened, volatility increased and the S&P 500 moved lower. No asset class was spared as stock, bond and convertible returns were negative for the fiscal year.

At the end of the reporting period there was frequent debate over whether the Federal Reserve had done enough to stem inflation, or whether additional rate hikes would be needed. Those in the higher interest rate camp point to the fact that the Federal Funds Rate is still about four points lower than the inflation rate. Those in the pause/pivot camp cited lower CPI numbers as supply chain issues improve and consumer prices move lower. While the market and Federal Reserve decide the future path of interest rates, we believe both the stock and bond markets likely will remain volatile.

Fortunately, convertible bonds can have asymmetric returns and be less sensitive to changes in both equity and bond market conditions and especially interest rates. Our conservative convertible bond strategy allows investors to stay invested during periods of high volatility and/or market downturns, and greatly reduces market timing from investment decisions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Wellesley or any other person in the Wellesley organization (the funds’ investment adviser) or any other person in the Wellesley organization. Any such views are subject to change at any time based upon market or other conditions and Wellesley disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

For more detailed and timely information on the funds and Wellesley Asset Management, please visit our website at www.millerfamilyoffunds.com where you can access quarterly commentaries and fund fact sheets. As always, we thank you for your continued trust and confidence in our management, and look forward to helping you achieve your financial goals.

Sincerely,

Greg Miller, Portfolio Manager

Michael Miller, Portfolio Manager

DB12142022-1-306

2161-NLD-11292022

Miller Convertible Bond Fund Class A
GROWTH OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2022

Miller Convertible Bond Fund Class I
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2022

Miller Convertible Bond Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through October 31, 2022

Total Returns as of October 31, 2022

		Annualized
				Since Inception *	Since Inception
	One Year	Five Years	Ten Years	(Class A & I)	** (Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	(9.45)%	3.14%	5.70%	5.20%	—
Class A, with sales charge of 3.75%	(12.87)%	1.93%	5.08%	4.78%	—
Class I	(8.95)%	3.64%	6.23%	5.76%	—
Class C	(9.82)%	2.63%	5.18%	—	5.22%
Bloomberg U.S. Aggregate Bond Index	(15.68)%	(0.54)%	0.74%	2.53%	1.88%
ICE BofA All Yield Alternatives US Convertibles Index	(16.56)%	3.07%	3.83%	4.32%	4.72%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and the payment of the maximum 3.75% sales charge. Class C shares are subject to 1.00% contingent deferred sales charge on redemptions made within 12 months of purchase. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the classes’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2022, including the indirect expenses of underlying funds, are 1.47%, 0.97%, and 1.97% for Class A shares, Class I shares, and Class C shares, respectively. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Plus Fund Class I
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2022

Total Returns as of October 31, 2022

		Annualized
	One Year	Five Years	Since Inception*
Miller Convertible Plus Fund:
Class I	(12.75)%	2.89%	5.23%
Bloomberg U.S. Aggregate Bond Index	(15.68)%	(0.54)%	0.46%
ICE BofA All Yield Alternatives US Convertibles Index	(16.56)%	3.07%	2.97%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2022, including the indirect expenses of underlying funds, is 2.60% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Intermediate Bond Fund Class I
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2021

Total Returns as of October 31, 2022

		Annualized
	One Year	Five Years	Since Inception*
Miller Intermediate Bond Fund:
Class I	(7.08)%	3.26%	3.99%
Bloomberg U.S. Aggregate Bond Index	(15.68)%	(0.54)%	0.46%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2023, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 0.95% for Class I Shares, subject to possible recoupment from the Fund in future years. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2022, including indirect expenses of underlying funds, is 0.99 % for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 95.6%
	AEROSPACE & DEFENSE — 0.6%
5,000,000	Kaman Corporation	3.2500	05/01/24	$4,740,010

	AUTOMOTIVE — 3.0%
25,000,000	Ford Motor Company(a)	0.3200	03/15/26	25,269,250

	BANKING — 0.1%
1,000,000	Hope Bancorp, Inc.	2.0000	05/15/38	976,705

	BASIC INDUSTRY — 1.5%
13,000,000	Dow, Inc. - Bank of America Finance LLC Synthetic(d)	2.6410	06/18/24	12,593,100

	BEVERAGES — 0.1%
1,000,000	PepsiCo, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.4930	12/30/27	921,600

	BIOTECH & PHARMA — 20.3%
22,000,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(d)	1.4700	02/03/28	21,920,800
1,000,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(d)	1.9900	05/01/28	1,087,600
14,000,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	13,993,938
15,000,000	Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic(d)	2.3100	11/01/24	16,662,000
26,000,000	Halozyme Therapeutics, Inc.	0.2500	03/01/27	23,253,828
1,000,000	Halozyme Therapeutics, Inc.(b)	1.0000	08/15/28	1,056,320
1,000,000	Innoviva, Inc.(b)	2.1250	03/15/28	814,521
8,000,000	Ironwood Pharmaceuticals, Inc.	0.7500	06/15/24	8,261,760
7,000,000	Ironwood Pharmaceuticals, Inc.	1.5000	06/15/26	7,291,200
25,000,000	Jazz Investments I Ltd.	1.5000	08/15/24	24,061,500
18,000,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.7920	06/30/27	17,456,400
500,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.5470	10/25/27	441,050
8,000,000	Merck & Co., Inc. - Goldman Sachs Financial Corp. Synthetic(d)	1.5700	02/24/28	7,596,800
10,000,000	Merck & Co., Inc. - UBS Group AG Synthetic(d)	1.7721	05/25/28	10,465,000
18,000,000	Pacira BioSciences, Inc.	0.7500	08/01/25	17,530,830
				171,893,547
	CABLE & SATELLITE — 1.7%
15,000,000	Liberty Broadband Corp. Synthetic(b) (d)	2.3000	09/30/50	14,297,700

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 95.6% (Continued)
	CONSUMER SERVICES — 3.4%
20,000,000	Chegg, Inc.	0.1250	03/15/25	$17,410,600
13,000,000	Stride, Inc.	1.1250	09/01/27	11,722,984
				29,133,584
	DIVERSIFIED INDUSTRIALS — 0.4%
1,000,000	3M Co. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.4930	12/30/27	744,800
4,000,000	3M Co. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	2.1030	04/20/28	2,950,000
				3,694,800
	ELECTRICAL EQUIPMENT — 3.0%
10,000,000	Camtek Ltd./Israel(a),(b)	6.9600	12/01/26	7,596,660
22,000,000	Itron, Inc.(a)	6.6200	03/15/26	17,727,358
				25,324,018
	ENTERTAINMENT CONTENT — 1.7%
18,000,000	IMAX Corporation	0.5000	04/01/26	14,591,520

	FOOD — 1.0%
1,000,000	Post Holdings, Inc.(b)	2.5000	08/15/27	1,042,470
8,000,000	The Kraft Heinz Co. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.7920	06/30/27	7,241,600
				8,284,070
	HEALTH CARE FACILITIES & SERVICES — 2.6%
27,000,000	PetIQ, Inc.	4.0000	06/01/26	22,299,165

	HOME CONSTRUCTION — 1.6%
18,000,000	Patrick Industries, Inc.(b)	1.7500	12/01/28	13,246,956

	INSTITUTIONAL FINANCIAL SERVICES — 0.1%
1,000,000	Voya Financial, Inc. - Bank of America Finance LLC Synthetic(d)	3.1425	05/01/23	1,071,900

	INSURANCE — 0.7%
7,500,000	HCI Group, Inc.(b)	4.7500	06/01/42	5,713,020

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 95.6% (Continued)
	INTERNET MEDIA & SERVICES — 5.9%
25,000,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(d)	4.9800	09/24/25	$23,480,000
1,000,000	Lyft, Inc.	1.5000	05/15/25	886,133
28,000,000	TripAdvisor, Inc.	0.2500	04/01/26	22,532,188
3,000,000	Zillow Group, Inc.	2.7500	05/15/25	2,816,478
				49,714,799
	LEISURE FACILITIES & SERVICES — 4.1%
28,000,000	Cheesecake Factory, Inc. (The)	0.3750	06/15/26	23,046,688
13,000,000	Cracker Barrel Old Country Store, Inc.	0.6250	06/15/26	11,729,471
1,000,000	Vail Resorts, Inc.(a)	3.6600	01/01/26	892,349
				35,668,508
	LEISURE PRODUCTS — 1.5%
13,000,000	LCI Industries	1.1250	05/15/26	11,404,484
1,000,000	Winnebago Industries, Inc.	1.5000	04/01/25	1,121,240
				12,525,724
	MEDICAL EQUIPMENT & DEVICES — 3.9%
1,000,000	Dexcom, Inc.	0.2500	11/15/25	1,101,500
28,000,000	Haemonetics Corporation(a)	5.8500	03/01/26	23,168,404
10,000,000	NuVasive, Inc.	0.3750	03/15/25	8,747,380
				33,017,284
	METALS & MINING — 2.2%
15,000,000	Century Aluminum Company	2.7500	05/01/28	10,537,350
10,000,000	First Majestic Silver Corporation(b)	0.3750	01/15/27	8,425,420
				18,962,770
	OIL & GAS — 3.9%
20,000,000	Chevron Corporation - Bank of America Finance LLC Synthetic(d)	1.9500	10/27/28	26,016,000
4,000,000	Exxon Mobil Corp. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.5490	11/24/27	6,920,000
				32,936,000
	REAL ESTATE INVESTMENT TRUSTS — 3.0%
20,000,000	Hannon Armstrong Sustainable Infrastructure(a)	6.3400	08/15/23	19,046,960
7,000,000	HAT Holdings I, LLC / HAT Holdings II, LLC(a),(b)	5.5800	05/01/25	6,112,190
				25,159,150

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 95.6% (Continued)
	RETAIL - DISCRETIONARY — 6.7%
9,000,000	Burlington Stores, Inc.	2.2500	04/15/25	$9,157,860
24,000,000	Guess?, Inc.	2.0000	04/15/24	23,527,920
24,000,000	Target Corporation – Morgan Stanley Finance LLC Synthetic(d)	5.3246	09/26/25	24,531,600
				57,217,380
	SEMICONDUCTORS — 2.8%
5,000,000	MACOM Technology Solutions Holdings, Inc.	0.2500	03/15/26	4,777,500
20,000,000	Vishay Intertechnology, Inc.	2.2500	06/15/25	19,359,400
				24,136,900
	SOFTWARE — 3.7%
21,000,000	Akamai Technologies, Inc.	0.3750	09/01/27	20,814,990
11,000,000	Mitek Systems, Inc.	0.7500	02/01/26	9,553,511
1,000,000	Verint Systems, Inc.	0.2500	04/15/26	855,442
				31,223,943
	SPECIALTY FINANCE — 1.2%
6,000,000	Arbor Realty Trust, Inc.(b)	7.5000	08/01/25	5,801,658
1,000,000	Blackstone Mortgage Trust, Inc.	5.5000	03/15/27	878,099
1,000,000	KKR Real Estate Finance Trust, Inc.	6.1250	05/15/23	995,284
1,000,000	PRA Group, Inc.	3.5000	06/01/23	990,063
1,000,000	Redwood Trust, Inc.	4.7500	08/15/23	972,486
1,000,000	Redwood Trust, Inc.	5.6250	07/15/24	862,558
				10,500,148
	TECHNOLOGY HARDWARE — 4.6%
10,000,000	InterDigital, Inc.	2.0000	06/01/24	9,715,290
7,000,000	InterDigital, Inc.(b)	3.5000	06/01/27	6,564,026
1,000,000	Lumentum Holdings, Inc.	0.5000	12/15/26	981,127
24,500,000	Lumentum Holdings, Inc.(b)	0.5000	06/15/28	20,692,847
1,000,000	Western Digital Corporation B	1.5000	02/01/24	956,208
				38,909,498

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 95.6% (Continued)
	TECHNOLOGY SERVICES — 1.6%
1,000,000	Block, Inc.	0.1250	03/01/25	$931,015
1,000,000	Euronet Worldwide, Inc.	0.7500	03/15/49	924,302
11,000,000	International Business Machines Corporation - JPMorgan Chase Financial Company, LLC Synthetic(d)	1.0200	06/29/28	8,946,300
1,000,000	Parsons Corporation	0.2500	08/15/25	1,149,680
1,000,000	Visa, Inc. - Barclays Bank PLC Synthetic(d)	1.2800	02/18/25	1,062,500
				13,013,797
	TRANSPORTATION & LOGISTICS — 5.4%
1,000,000	Air Transport Services Group, Inc.	1.1250	10/15/24	1,083,350
32,000,000	JetBlue Airways Corporation	0.5000	04/01/26	23,965,728
25,000,000	Spirit Airlines, Inc.	1.0000	05/15/26	20,656,750
				45,705,828
	TRANSPORTATION EQUIPMENT — 3.2%
30,000,000	Greenbrier Companies, Inc. (The)	2.8750	04/15/28	27,015,540

	WHOLESALE - CONSUMER STAPLES — 0.1%
1,000,000	Chefs’ Warehouse, Inc. (The)	1.8750	12/01/24	1,072,160

	TOTAL CONVERTIBLE BONDS (Cost $871,247,830)			810,830,374

Shares
	SHORT-TERM INVESTMENTS — 5.1%
	MONEY MARKET FUND - 5.1%
43,047,823	BlackRock Liquidity Funds T-Fund, Institutional Class, 2.91%(c)
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,047,823)			43,047,823

	TOTAL INVESTMENTS - 100.7% (Cost $914,295,653)			$853,878,197
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%			(5,569,698)
	NET ASSETS - 100.0%			$848,308,499

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

(a)	Zero coupon bond; rate shown is the yield at October 31, 2022.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $91,363,788 or 10.8% of net assets.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

(d)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

PORTFOLIO ANALYSIS
As of October 31, 2022
% of Net
Sector	Assets
Health Care	27.6%
Consumer Discretionary	20.5%
Technology	18.5%
Industrial	14.0%
Energy	3.9%
Communications	3.4%
Real Estate	3.0%
Financial	2.2%
Materials	2.2%
Consumer Staples	0.3%
Short-Term Investments	5.1%
Liabilities in Excess of Other Assets	(0.7)%
100.0%

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS(e) — 134.3%
	AEROSPACE & DEFENSE — 2.5%
2,200,000	Kaman Corporation	3.2500	05/01/24	$2,085,604

	AUTOMOTIVE — 3.9%
3,200,000	Ford Motor Company(a)	0.3200	03/15/26	3,234,464

	BASIC INDUSTRY — 2.9%
2,500,000	Dow, Inc. - Bank of America Finance LLC Synthetic(d)	2.6410	06/18/24	2,421,750

	BIOTECH & PHARMA — 26.2%
1,000,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(d)	1.4700	02/03/28	996,400
2,500,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	2,498,918
2,000,000	Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic(d)	2.3100	11/01/24	2,221,600
3,000,000	Halozyme Therapeutics, Inc.(b)	1.0000	08/15/28	3,168,960
3,000,000	Ironwood Pharmaceuticals, Inc.	0.7500	06/15/24	3,098,160
3,300,000	Jazz Investments I Ltd.	1.5000	08/15/24	3,176,117
2,900,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.5470	06/30/27	2,812,420
1,500,000	Merck & Co., Inc. - UBS Group AG Synthetic(d)	1.7721	05/25/28	1,569,750
2,500,000	Pacira BioSciences, Inc.	0.7500	08/01/25	2,434,838
				21,977,163
	CABLE & SATELLITE — 1.7%
1,500,000	Liberty Broadband Corp. – Charter Communication, Inc. Synthetic(d)	2.3000	09/30/50	1,429,770

	CONSUMER SERVICES — 6.6%
3,200,000	Chegg, Inc.	0.1250	03/15/25	2,785,696
3,000,000	Stride, Inc.	1.1250	09/01/27	2,705,304
				5,491,000
	ELECTRICAL EQUIPMENT — 4.3%
3,000,000	Camtek Ltd./Israel(a),(b)	6.9600	12/01/26	2,278,998
1,600,000	Itron, Inc.(a)	6.6200	03/15/26	1,289,262
				3,568,260
	ENTERTAINMENT CONTENT — 3.4%
3,500,000	IMAX Corporation	0.5000	04/01/26	2,837,240

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS (e) — 134.3% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 4.0%
4,000,000	PetIQ, Inc.	4.0000	06/01/26	$3,303,580

	HOME CONSTRUCTION — 2.0%
2,300,000	Patrick Industries, Inc.(b)	1.7500	12/01/28	1,692,667

	INSURANCE — 1.8%
2,000,000	HCI Group, Inc.(b)	4.7500	06/01/42	1,523,472

	INTERNET MEDIA & SERVICES — 7.5%
3,200,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(d)	4.9800	09/24/25	3,005,440
4,000,000	TripAdvisor, Inc.	0.2500	04/01/26	3,218,884
				6,224,324
	LEISURE FACILITIES & SERVICES — 6.6%
4,000,000	Cheesecake Factory, Inc. (The)	0.3750	06/15/26	3,292,383
2,500,000	Cracker Barrel Old Country Store, Inc.	0.6250	06/15/26	2,255,668
				5,548,051
	LEISURE PRODUCTS — 3.1%
3,000,000	LCI Industries	1.1250	05/15/26	2,631,804

	MEDICAL EQUIPMENT & DEVICES — 1.5%
1,500,000	Haemonetics Corporation(a)	5.8500	03/01/26	1,241,165

	METALS & MINING — 5.0%
3,000,000	Century Aluminum Company	2.7500	05/01/28	2,107,470
2,500,000	First Majestic Silver Corporation(b)	0.3750	01/15/27	2,106,355
				4,213,825
	OIL & GAS — 6.7%
2,600,000	Chevron Corporation - Bank of America Finance LLC Synthetic(d)	1.9500	10/27/28	3,382,080
1,300,000	Exxon Mobil Corp. - Citigroup Global Markets Holdings, Inc. Synthetic(d)	1.5490	11/24/27	2,249,000
				5,631,080
	REAL ESTATE INVESTMENT TRUSTS — 4.0%
3,500,000	Hannon Armstrong Sustainable Infrastructure(a)	6.3400	08/15/23	3,333,218

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS(e) — 134.3% (Continued)
	RETAIL - DISCRETIONARY — 9.6%
1,500,000	Burlington Stores, Inc.	2.2500	04/15/25	$1,526,310
3,200,000	Guess?, Inc.	2.0000	04/15/24	3,137,056
3,300,000	Target Corporation – Morgan Stanley Finance LLC Synthetic(d)	5.3246	09/26/25	3,373,095
				8,036,461
	SEMICONDUCTORS — 4.3%
1,000,000	MACOM Technology Solutions Holdings, Inc.	0.2500	03/15/26	955,500
2,700,000	Vishay Intertechnology, Inc.	2.2500	06/15/25	2,613,519
				3,569,019
	SOFTWARE — 5.8%
3,000,000	Akamai Technologies, Inc.	0.3750	09/01/27	2,973,570
2,200,000	Mitek Systems, Inc.	0.7500	02/01/26	1,910,702
				4,884,272
	SPECIALTY FINANCE — 1.5%
1,300,000	Arbor Realty Trust, Inc.(b)	7.5000	08/01/25	1,257,026

	TECHNOLOGY HARDWARE — 7.6%
3,200,000	InterDigital, Inc.	2.0000	06/01/24	3,108,893
3,300,000	Lumentum Holdings, Inc.	0.5000	12/15/26	3,237,719
				6,346,612
	TRANSPORTATION & LOGISTICS — 7.5%
4,500,000	JetBlue Airways Corporation	0.5000	04/01/26	3,370,181
3,500,000	Spirit Airlines, Inc.	1.0000	05/15/26	2,891,945
				6,262,126
	TRANSPORTATION EQUIPMENT — 4.3%
4,000,000	Greenbrier Companies, Inc. (The)	2.8750	04/15/28	3,602,072

	TOTAL CONVERTIBLE BONDS (Cost $119,918,240)			112,346,025

The accompanying notes are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.8%
	MONEY MARKET FUNDS - 4.8%
3,991,750	BlackRock Liquidity Funds T-Fund, Institutional Class, 2.91%(c)
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,991,750)	$3,991,750

	TOTAL INVESTMENTS - 139.1% (Cost $123,909,990)	$116,337,775
	LIABILITIES IN EXCESS OF OTHER ASSETS - (39.1)%	(32,723,788)
	NET ASSETS - 100.0%	$83,613,987

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Zero coupon bond; rate shown is the yield at October 31, 2022.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $13,457,248 or 16.1% of net assets.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

(d)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

(e)	All or a portion of this security is segregated as collateral for the Line of Credit as of October 31, 2022 ; total fair value amount of collateral was $112,346,025.

PORTFOLIO ANALYSIS As of October 31, 2022
Sector	% of Net Assets
Consumer Discretionary	31.9%
Health Care	31.7%
Technology	25.1%
Industrial	21.5%
Energy	6.7%
Communications	5.1%
Materials	5.0%
Real Estate	4.0%
Financial	3.3%
Short-Term Investments	4.8%
Liabilities in Excess of Other Assets	(39.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares				Fair Value
	COMMON STOCKS — 3.4%
	ASSET MANAGEMENT - 3.4%
188,200	Acropolis Infrastructure Acquisition Corporation(a)			$1,850,006
50,000	Athena Technology Acquisition Corporation II(a)			497,000
20,000	Gores Holdings IX, Inc.(a)			195,200
25,000	Growth For Good Acquisition Corporation(a)			249,625
25,000	Power & Digital Infrastructure Acquisition II(a)			249,375
50,000	Screaming Eagle Acquisition Corporation(a)			494,500
88,000	TortoiseEcofin Acquisition Corporation III(a)			865,040
				4,400,746

	TOTAL COMMON STOCKS (Cost $4,451,943)			4,400,746

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 93.2%
	AEROSPACE & DEFENSE — 1.8%
2,400,000	Kaman Corporation	3.2500	05/01/24	2,275,205

	AUTOMOTIVE — 2.4%
3,000,000	Ford Motor Company(b)	0.3200	03/15/26	3,032,310

	BASIC INDUSTRY — 1.5%
2,000,000	Dow, Inc. - Bank of America Finance LLC Synthetic(e)	2.6410	06/18/24	1,937,400

	BIOTECH & PHARMA — 17.3%
3,100,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(e)	1.4700	02/03/28	3,088,840
2,700,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	2,698,831
3,000,000	Halozyme Therapeutics, Inc.(c)	1.0000	08/15/28	3,168,959
2,500,000	Ironwood Pharmaceuticals, Inc.	0.7500	06/15/24	2,581,800
3,100,000	Jazz Investments I Ltd.	1.5000	08/15/24	2,983,626
1,000,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.7920	06/30/27	969,800
1,500,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.5470	10/25/27	1,323,150
3,000,000	Merck & Co., Inc. - Goldman Sachs Financial Corp. Synthetic(e)	1.5700	02/24/28	2,848,800
2,400,000	Pacira BioSciences, Inc.	0.7500	08/01/25	2,337,444
				22,001,250

The accompanying notes are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 93.2% (Continued)
	CABLE & SATELLITE — 2.2%
3,000,000	Liberty Broadband Corp. – Charter Communication, Inc. Synthetic(e)	2.3000	09/30/50	$2,859,540

	CONSUMER SERVICES — 4.2%
3,500,000	Chegg, Inc.	0.1250	03/15/25	3,046,855
2,500,000	Stride, Inc.	1.1250	09/01/27	2,254,420
				5,301,275
	ELECTRICAL EQUIPMENT — 3.4%
2,000,000	Camtek Ltd./Israel(b),(c)	6.9600	12/01/26	1,519,332
3,500,000	Itron, Inc.(b)	6.6200	03/15/26	2,820,262
				4,339,594
	ENTERTAINMENT CONTENT — 1.9%
3,000,000	IMAX Corporation	0.5000	04/01/26	2,431,920

	FOOD — 2.2%
1,800,000	Post Holdings, Inc.(c)	2.5000	08/15/27	1,876,446
1,000,000	The Kraft Heinz Co. - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.7920	06/30/27	905,200
				2,781,646
	HEALTH CARE FACILITIES & SERVICES — 2.1%
3,300,000	PetIQ, Inc.	4.0000	06/01/26	2,725,454

	HOME CONSTRUCTION — 1.7%
3,000,000	Patrick Industries, Inc.(c)	1.7500	12/01/28	2,207,826

	INSURANCE — 1.2%
2,000,000	HCI Group, Inc.(c)	4.7500	06/01/42	1,523,472

	INTERNET MEDIA & SERVICES — 4.9%
3,600,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(e)	4.9800	09/24/25	3,381,120
3,600,000	TripAdvisor, Inc.	0.2500	04/01/26	2,896,996
				6,278,116

The accompanying notes are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 93.2% (Continued)
	LEISURE FACILITIES & SERVICES — 4.2%
3,800,000	Cheesecake Factory, Inc. (The)	0.3750	06/15/26	$3,127,764
2,500,000	Cracker Barrel Old Country Store, Inc.	0.6250	06/15/26	2,255,668
				5,383,432
	LEISURE PRODUCTS — 1.7%
2,500,000	LCI Industries	1.1250	05/15/26	2,193,170

	MEDICAL EQUIPMENT & DEVICES — 3.6%
4,000,000	Haemonetics Corporation(b)	5.8500	03/01/26	3,309,772
1,500,000	NuVasive, Inc.	0.3750	03/15/25	1,312,107
				4,621,879
	METALS & MINING — 1.5%
1,000,000	Century Aluminum Company	2.7500	05/01/28	702,490
1,400,000	First Majestic Silver Corporation(c)	0.3750	01/15/27	1,179,559
				1,882,049
	OIL & GAS — 1.1%
1,100,000	Chevron Corporation - Bank of America Finance LLC Synthetic(e)	1.9500	10/27/28	1,430,880

	REAL ESTATE INVESTMENT TRUSTS — 2.2%
3,000,000	Hannon Armstrong Sustainable Infrastructure(b)	6.3400	08/15/23	2,857,044

	RETAIL - DISCRETIONARY — 6.9%
2,000,000	Burlington Stores, Inc.	2.2500	04/15/25	2,035,080
3,400,000	Guess?, Inc.	2.0000	04/15/24	3,333,122
3,300,000	Target Corporation – Morgan Stanley Finance LLC Synthetic(e)	5.3246	09/26/25	3,373,095
				8,741,297
	SEMICONDUCTORS — 3.2%
1,400,000	MACOM Technology Solutions Holdings, Inc.	0.2500	03/15/26	1,337,700
2,900,000	Vishay Intertechnology, Inc.	2.2500	06/15/25	2,807,113
				4,144,813
	SOFTWARE — 3.5%
2,800,000	Akamai Technologies, Inc.	0.3750	09/01/27	2,775,332
2,000,000	Mitek Systems, Inc.	0.7500	02/01/26	1,737,002
				4,512,334

The accompanying notes are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 93.2% (Continued)
	SPECIALTY FINANCE — 2.5%
2,000,000	Arbor Realty Trust, Inc.(c)	7.5000	08/01/25	$1,933,886
1,500,000	Blackstone Mortgage Trust, Inc.	5.5000	03/15/27	1,317,149
				3,251,035
	TECHNOLOGY HARDWARE — 6.3%
2,800,000	InterDigital, Inc.	2.0000	06/01/24	2,720,281
3,000,000	Lumentum Holdings, Inc.	0.5000	12/15/26	2,943,381
2,400,000	Western Digital Corporation B	1.5000	02/01/24	2,294,899
				7,958,561
	TECHNOLOGY SERVICES — 1.9%
3,000,000	International Business Machines Corporation - JPMorgan Chase Financial Company, LLC Synthetic(e)	1.0200	06/29/28	2,439,900

	TRANSPORTATION & LOGISTICS — 4.8%
4,300,000	JetBlue Airways Corporation	0.5000	04/01/26	3,220,394
3,500,000	Spirit Airlines, Inc.	1.0000	05/15/26	2,891,945
				6,112,339
	TRANSPORTATION EQUIPMENT — 3.0%
4,200,000	Greenbrier Companies, Inc. (The)	2.8750	04/15/28	3,782,176

	TOTAL CONVERTIBLE BONDS (Cost $127,953,128)			119,005,917

	U.S. GOVERNMENT & AGENCIES — 0.1%
	U.S. TREASURY NOTES — 0.1%
100,000	United States Treasury Note	0.6250	03/31/27	85,356

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $99,413)			85,356

The accompanying notes are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.2%
	MONEY MARKET FUNDS - 3.2%
4,067,994	BlackRock Liquidity Funds T-Fund, Institutional Class, 2.91%(d)
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,067,994)	$4,067,994

	TOTAL INVESTMENTS - 99.9% (Cost $136,572,478)	$127,560,013
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	173,809
	NET ASSETS - 100.0%	$127,733,822

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Zero coupon bond; rate shown is the yield at October 31, 2022.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $16,269,020 or 12.7% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

(e)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

PORTFOLIO ANALYSIS
As of October 31, 2022
% of Net
Sector	Assets
Health Care	23.0%
Consumer Discretionary	21.0%
Technology	19.9%
Industrial	12.9%
Financial	7.2%
Communications	4.1%
Materials	3.0%
Real Estate	2.2%
Consumer Staples	2.2%
Energy	1.1%
U.S. Treasury Notes	0.1%
Short-Term Investments	3.2%
Other Assets in Excess of Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2022

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$914,295,653	$123,909,990	$136,572,478
Investments in Securities at Fair Value	$853,878,197	$116,337,775	$127,560,013
Segregated Cash - Collateral for Loan	—	235,192	—
Receivable for Fund Shares Sold	1,106,844	25,000	15,844
Dividend and Interest Receivable	2,512,702	410,166	416,556
Prepaid Expenses and Other Assets	24,680	12,418	14,236
Total Assets	857,522,423	117,020,551	128,006,649

Liabilities:
Payable for Securities Purchased	7,640,811	832,103	—
Line of Credit Payable	—	32,000,000	—
Accrued Advisory Fees	533,387	90,962	49,678
Interest Payable	—	227,071	—
Accrued Distribution Fees	53,267	—	—
Payable for Fund Shares Redeemed	704,549	225,667	179,587
Accrued Expenses and Other Liabilities	281,910	30,761	43,562
Total Liabilities	9,213,924	33,406,564	272,827

Net Assets	$848,308,499	$83,613,987	$127,733,822

Composition of Net Assets:
At October 31, 2022, Net Assets consisted of:
Paid-in-Capital	$921,324,257	$96,764,445	$139,344,320
Accumulated Deficits	(73,015,758)	(13,150,458)	(11,610,498)
Net Assets	$848,308,499	$83,613,987	$127,733,822

Net Asset Value Per Share
Class A Shares
Net Assets	$41,005,651
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,358,337
Net Asset Value and Redemption Price per Share	$12.21
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 3.75%)	$12.69

Class I Shares
Net Assets	$764,478,256	$83,613,987	$127,733,822
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	62,789,964	4,149,903	8,329,320
Net Asset Value, Offering and Redemption Price per Share	$12.18	$20.15	$15.34

Class C Shares
Net Assets	$42,824,592
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,549,265
Net Asset Value, Offering and Redemption Price per Share	$12.07

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2022

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$14,385,667	$2,317,221	$2,416,659
Dividend Income	—	52,000	41,600
Total Investment Income	14,385,667	2,369,221	2,458,259

Expenses:
Investment Advisory Fees	7,002,078	1,358,290	946,738
Distribution Fees (Class A)	218,228	—	—
Distribution Fees (Class C)	496,545	—	—
Third Party Administrative Services Fees	725,476	25,465	75,317
Administration Fees	339,522	56,893	64,747
Transfer Agent Fees	241,558	27,883	33,357
Trustees’ Fees	191,913	23,692	25,273
Audit Fees	115,765	7,678	19,151
Custodian Fees	91,157	29,407	29,777
Registration and Filing Fees	90,579	26,882	37,383
Legal Fees	59,299	7,884	7,751
Insurance Expense	38,647	6,803	4,635
Printing Expense	50,991	2,073	4,347
Chief Compliance Officer Fees	40,479	5,165	5,891
Interest Expense	—	953,344	—
Miscellaneous Expenses	77,133	8,485	12,244
Total Expenses	9,779,370	2,539,944	1,266,611
Plus (Less): Expenses Recaptured (Fees Waived) by Adviser	—	269,075	(64,781)
Net Expenses	9,779,370	2,809,019	1,201,830
Net Investment Income (Loss)	4,606,297	(439,798)	1,256,429

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	24,926,049	2,066,279	472,063
Purchased Options	—	(4,109,777)	—
Total Net Realized Gain (Loss)	24,926,049	(2,043,498)	472,063

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(117,660,210)	(14,895,743)	(10,671,379)
Purchased Options	—	4,055,488	—
Total Net Change in Unrealized Depreciation	(117,660,210)	(10,840,255)	(10,671,379)
Net Realized and Unrealized Loss on Investments	(92,734,161)	(12,883,753)	(10,199,316)

Net Decrease in Net Assets Resulting From Operations	$(88,127,864)	$(13,323,551)	$(8,942,887)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:
Net Investment Income	$4,606,297	$292,116
Net Realized Gain on Investments	24,926,049	71,907,455
Net Change in Unrealized Appreciation (Depreciation) on Investments	(117,660,210)	10,759,156
Net Increase (Decrease) in Net Assets Resulting From Operations	(88,127,864)	82,958,727

Distributions to Shareholders From:
Total Distributions Paid
Class A ($1.04 and $0.69 per share, respectively)	(3,253,855)	(2,752,370)
Class I ($1.09 and $0.77 per share, respectively)	(66,826,242)	(40,527,256)
Class C ($0.98 and $0.62 per share, respectively)	(3,673,361)	(2,634,187)
Total Distributions to Shareholders	(73,753,458)	(45,913,813)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	15,233,141	12,744,154
Distributions Reinvested	2,980,491	2,506,175
Cost of Shares Redeemed	(10,020,905)	(30,807,101)
Total Class A Shares	8,192,727	(15,556,772)
Class I
Proceeds from Shares Issued	249,427,346	324,079,338
Distributions Reinvested	52,915,783	30,588,176
Cost of Shares Redeemed	(265,500,744)	(131,553,593)
Total Class I Shares	36,842,385	223,113,921
Class C
Proceeds from Shares Issued	3,683,990	3,573,063
Distributions Reinvested	3,369,090	2,306,927
Cost of Shares Redeemed	(15,704,144)	(8,253,160)
Total Class C Shares	(8,651,064)	(2,373,170)
Total Beneficial Interest Transactions	36,384,048	205,183,979

Increase (Decrease) in Net Assets	(125,497,274)	242,228,893

Net Assets:
Beginning of Year	973,805,773	731,576,880
End of Year	$848,308,499	$973,805,773

SHARE ACTIVITY
Class A:
Shares Issued	1,100,658	857,178
Shares Reinvested	221,299	170,245
Shares Redeemed	(755,752)	(2,109,778)
Net increase (decrease) in shares of beneficial interest outstanding	566,205	(1,082,355)

Class I:
Shares Issued	18,850,230	22,118,138
Shares Reinvested	3,937,694	2,085,030
Shares Redeemed	(20,275,088)	(8,960,786)
Net increase in shares of beneficial interest outstanding	2,512,836	15,242,382

Class C:
Shares Issued	278,449	244,462
Shares Reinvested	251,375	158,228
Shares Redeemed	(1,156,000)	(564,544)
Net decrease in shares of beneficial interest outstanding	(626,176)	(161,854)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:
Net Investment Loss	$(439,798)	$(1,325,499)
Net Realized Gain (Loss) on Investments and Options	(2,043,498)	19,208,310
Net Change in Unrealized Depreciation on Investments and Options	(10,840,255)	(7,728,570)
Net Increase (Decrease) in Net Assets Resulting From Operations	(13,323,551)	10,154,241

Total Distributions Paid
Class I ($2.84 and $2.13 per share, respectively)	(12,903,955)	(9,953,438)
Total Distributions to Shareholders	(12,903,955)	(9,953,438)

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued	6,649,520	20,024,819
Distributions Reinvested	12,446,293	9,597,199
Cost of Shares Redeemed	(29,140,769)	(28,879,054)
Total Class I Shares	(10,044,956)	742,964

Increase (Decrease) in Net Assets	(36,272,462)	943,767

Net Assets:
Beginning of Year	119,886,449	118,942,682
End of Year	$83,613,987	$119,886,449

SHARE ACTIVITY
Class I:
Shares Issued	288,959	721,399
Shares Reinvested	524,521	351,256
Shares Redeemed	(1,280,949)	(1,040,071)
Net increase (decrease) in shares of beneficial interest outstanding	(467,469)	32,584

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:
Net Investment Income	$1,256,429	$406,421
Net Realized Gain on Investments	472,063	9,365,156
Net Change in Unrealized Depreciation on Investments	(10,671,379)	(1,657,728)
Net Increase (Decrease) in Net Assets Resulting From Operations	(8,942,887)	8,113,849

Total Distributions Paid
Class I ($1.00 and $0.91 per share, respectively)	(7,450,391)	(5,066,335)
Total Distributions to Shareholders	(7,450,391)	(5,066,335)

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued	76,881,275	68,613,283
Distributions Reinvested	6,895,309	4,736,801
Cost of Shares Redeemed	(67,309,978)	(25,295,493)
Total Class I Shares	16,466,606	48,054,591

Increase in Net Assets	73,328	51,102,105

Net Assets:
Beginning of Year	127,660,494	76,558,389
End of Year	$127,733,822	$127,660,494

SHARE ACTIVITY
Class I:
Shares Issued	4,744,214	3,838,503
Shares Reinvested	416,469	268,987
Shares Redeemed	(4,117,106)	(1,421,515)
Net increase in shares of beneficial interest outstanding	1,043,577	2,685,975

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(13,323,551)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments and options	(139,109,464)
Proceeds from sales of investments and options	187,535,897
Purchases of short term investments, net	(3,991,750)
Net realized gain from investments and options	2,043,498
Net change in unrealized appreciation (depreciation) from investments and options	10,840,255
Net accretion of discounts	(1,031,041)

Changes in assets and liabilities
(Increase)/decrease in assets:
Dividend and interest receivable	(30,162)
Receivable for securities sold	392,831
Prepaid expenses and other assets	3,988
Increase/(decrease) in liabilities:
Interest payable	129,060
Accrued advisory fees	(64,646)
Payable for securities purchased	832,103
Accrued expenses and other liabilities	(35,025)
Net cash provided by operating activities	44,191,993

Cash flows from financing activities:
Proceeds from revolving credit line payable to bank	19,000,000
Repayment of borrowings under revolving credit line payable	(42,000,000)
Proceeds from shares sold	6,719,375
Payment on shares redeemed	(28,933,009)
Cash distributions paid	(457,662)
Net cash used in financing activities	(45,671,296)

Net decrease in cash	(1,479,303)
Cash & Restricted Cash at beginning of year	1,714,495
Cash & Restricted Cash at end of year	$235,192

Cash	—
Restricted Cash
Segregated Cash - Collateral for Loan	235,192
Total Cash and Restricted Cash	$235,192

Noncash or supplementary financing activities consist of:
Reinvestment of dividends	$12,446,293
Interest paid	$824,284

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A

	Year Ended October 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$14.53	$13.78	$12.56	$12.42	$13.19
Increase (decrease) from operations:
Net investment income (loss) (a)	0.01	(0.05)	0.05	0.10	0.20
Net gain (loss) from securities (both realized and unrealized)	(1.29)	1.49	1.48	0.54	(0.38)
Total from operations	(1.28)	1.44	1.53	0.64	(0.18)

Distributions to shareholders from:
Net investment income	(0.43)	(0.64)	(0.31)	(0.29)	(0.38)
Net realized gain	(0.61)	(0.05)	—	(0.21)	(0.21)
Total distributions	(1.04)	(0.69)	(0.31)	(0.50)	(0.59)

Net Asset Value, End of Year	$12.21	$14.53	$13.78	$12.56	$12.42

Total Return (b)	(9.45)%	10.54%	12.33%	5.37%	(1.50)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$41,006	$40,582	$53,385	$68,437	$91,985
Ratio of expenses to average net assets	1.47%	1.46%	1.49%	1.47%	1.44%
Ratio of net investment income (loss) to average net assets	0.09%	(0.36)%	0.40%	0.80%	1.53%
Portfolio turnover rate	73%	98%	94%	81%	107%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$14.49	$13.75	$12.55	$12.41	$13.19
Increase (decrease) from operations:
Net investment income (a)	0.08	0.02	0.12	0.16	0.27
Net gain (loss) from securities (both realized and unrealized)	(1.30)	1.49	1.47	0.54	(0.40)
Total from operations	(1.22)	1.51	1.59	0.70	(0.13)

Distributions to shareholders from:
Net investment income	(0.48)	(0.72)	(0.39)	(0.35)	(0.44)
Net realized gain	(0.61)	(0.05)	—	(0.21)	(0.21)
Total distributions	(1.09)	(0.77)	(0.39)	(0.56)	(0.65)

Net Asset Value, End of Year	$12.18	$14.49	$13.75	$12.55	$12.41

Total Return (b)	(8.95)%	11.04%	12.93%	5.90%	(1.08)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$764,478	$873,184	$619,010	$640,466	$821,772
Ratio of expenses to average net assets	0.97%	0.96%	0.99%	0.97%	0.94%
Ratio of net investment income to average net assets	0.57%	0.13%	0.89%	1.30%	2.09%
Portfolio turnover rate	73%	98%	94%	81%	107%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C

	Year Ended October 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$14.38	$13.64	$12.45	$12.31	$13.10
Increase (decrease) from operations:
Net investment income (loss) (a)	(0.06)	(0.13)	(0.01)	0.04	0.14
Net gain (loss) from securities (both realized and unrealized)	(1.27)	1.49	1.45	0.54	(0.39)
Total from operations	(1.33)	1.36	1.44	0.58	(0.25)

Distributions to shareholders from:
Net investment income	(0.37)	(0.57)	(0.25)	(0.23)	(0.33)
Net realized gain	(0.61)	(0.05)	—	(0.21)	(0.21)
Total distributions	(0.98)	(0.62)	(0.25)	(0.44)	(0.54)

Net Asset Value, End of Year	$12.07	$14.38	$13.64	$12.45	$12.31

Total Return (b)	(9.82)%	9.99%	11.68%	4.92%	(2.04)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$42,825	$60,040	$59,182	$62,012	$64,832
Ratio of expenses to average net assets	1.97%	1.96%	1.99%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.86)%	(0.10)%	0.30%	1.06%
Portfolio turnover rate	73%	98%	94%	81%	107%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2022		2021		2020		2019	2018

Net Asset Value, Beginning of Year	$25.96		$25.94		$23.05		$22.82	$24.30
Increase from operations:
Net investment income (loss) (a)	(0.10)		(0.28)		0.00	(c)	(0.06)	0.14
Net gain (loss) from securities (both realized and unrealized)	(2.87)		2.43		3.31		1.53	(0.19)
Total from operations	(2.97)		2.15		3.31		1.47	(0.05)

Distributions to shareholders from:
Net investment income	(1.15)		(1.99)		(0.42)		(0.19)	(0.72)
Net realized gain	(1.69)		(0.14)		—		(1.05)	(0.71)
Total distributions	(2.84)		(2.13)		(0.42)		(1.24)	(1.43)

Net Asset Value, End of Year	$20.15		$25.96		$25.94		$23.05	$22.82

Total Return (b)	(12.75)%		8.05%		14.54%		7.16%	(0.32)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$83,614		$119,886		$118,943		$117,410	$140,726
Ratio of expenses to average net assets,
before reimbursement	2.73	% (d)	2.59	% (d)	2.96	% (d)	4.75%	4.60%
net of reimbursement	2.73	% (d), (e)	2.59	% (d), (e)	2.96	% (d), (e)	3.61%	3.46%
Ratio of net investment income (loss) to average net assets	(0.43)%		(1.03)%		0.01%		(0.26)%	0.60%
Portfolio turnover rate	100%		145%		127%		110%	141%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Amount is less than $0.005 per share.

(d)	Ratio of expenses to average net assets includes borrowing costs not subject to the Expense Limitation Agreement as described in Note 3. Borrowing costs represented 0.93%, 0.64% and 1.01% of average net assets for the year ended October 31, 2022, year ended October 31, 2021 and year ended October 31, 2020, respectively.

(e)	Ratio includes expense recapture of prior years’ expense waivers/reimbursements in accordance with the Expense Limitation Agreement as described in Note 3. Recapture of prior years’ expense waivers/reimbursements represented 0.26%, 0.32% and 0.37% of average net assets for the year ended October 31, 2022, year ended October 31, 2021 and year ended October 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$17.52	$16.64	$16.09	$16.08	$16.55
Increase from operations:
Net investment income (a)	0.16	0.07	0.24	0.24	0.30
Net gain (loss) from securities (both realized and unrealized)	(1.34)	1.72	0.93	0.52	(0.14)
Total from operations	(1.18)	1.79	1.17	0.76	0.16

Distributions to shareholders from:
Net investment income	(0.49)	(0.91)	(0.62)	(0.29)	(0.38)
Net realized gain	(0.51)	—	—	(0.46)	(0.25)
Total distributions	(1.00)	(0.91)	(0.62)	(0.75)	(0.63)

Net Asset Value, End of Year	$15.34	$17.52	$16.64	$16.09	$16.08

Total Return (b)	(7.08)%	10.83%	7.45%	5.08%	0.96%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$127,734	$127,660	$76,558	$115,893	$108,554
Ratio of expenses to average net assets,
before reimbursement/recapture	1.00%	0.98%	1.06%	1.20%	1.17%
net of reimbursement/recapture	0.95%	0.95%	0.95%	1.02%	1.05%
Ratio of net investment income to average net assets	1.00%	0.38%	1.46%	1.54%	1.85%
Portfolio turnover rate	79%	113%	106%	77%	98%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

The accompanying notes are an integral part of these financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) referred to collectively, as the “Funds”, are separate series of the Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Convertible Bond Fund currently offers Class A, Class I and Class C shares of which Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. Convertible Plus Fund and Intermediate Bond Fund currently offer only Class I shares which commenced operations on December 31, 2014. On July 13, 2019, $987,053 and 42,539 shares of Class A and $250,886 and 10,970 shares of Class C shares of the Convertible Plus Fund were converted into 53,421 Class I shares of Convertible Plus Fund, and $937,238 and 58,646 shares of Class A and $323,384 and 20,140 shares of Class C of the Intermediate Bond Fund were converted into 78,883 Class I shares of Intermediate Bond Fund. Prior to July 13, 2019, the Convertible Plus Fund and Intermediate Bond Fund offered three classes of shares designated as Class A, Class C and Class I. Class A and Class C shares of the Convertible Plus Fund and Intermediate Bond Fund are no longer available for purchase. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.75% (5.75% through April 13, 2021). Each class of Convertible Bond Fund represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Convertible Bond Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” including Accounting Standards Update 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a sale price, at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities and long-term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in, or counterparty to, the securities and based on

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations that mature in 60 days or less, at the time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value. “Due to custodian” as listed on the Statement of Assets and Liabilities is recorded at cost and approximates fair value; it is classified as level 2 under the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to each Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Adviser, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$810,830,374	$—	$810,830,374
Short-Term Investments	43,047,823	—	—	43,047,823
Total Investments in Securities	$43,047,823	$810,830,374	$—	$853,878,197

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$112,346,025	$—	$112,346,025
Short-Term Investments*	3,991,750	$—	$—	3,991,750
Total Investments in Securities	$3,991,750	$112,346,025	$—	$116,337,775

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks*	$4,400,746	$—	$—	$4,400,746
Convertible Bonds*	—	119,005,917	—	119,005,917
U.S. Government & Agencies	—	85,356	—	85,356
Short-Term Investments	4,067,994	—	—	4,067,994
Total Investments in Securities	$8,468,740	$119,091,273	$—	$127,560,013

The Funds did not hold any Level 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Synthetic Convertible Bond Risk – A synthetic convertible bond security is a single security issued by an investment bank, broker-dealer or other financial institution that is designed to have the same attributes of a convertible security had it been issued by the designated underlying company. Like ordinary convertible bonds, a synthetic convertible bond is a fixed-income corporate debt security that yields interest payments with conversion features. Importantly, the credit rating of a synthetic convertible bond is based on the issuing financial institution’s credit rating and not the underlying company. Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

The Funds invest in synthetic convertible bonds which may be packaged by investment banks and brokerage firms. Synthetic convertible bonds include structured equity linked products that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value. Synthetic convertible bonds held by the Funds are contingent payment debt instruments that accrue interest income at the stated coupon rate for book purposes but at the comparable yield for tax purposes.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Leverage Risk –The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Convertible Plus Fund and make the Convertible Plus Fund’s share price more volatile and sensitive to market movements. The leveraged investment techniques that the Convertible Plus Fund employs could cause investors in the Convertible Plus Fund to lose more money in adverse environments. Leverage may result in the creation of a liability that requires the Convertible Plus Fund to pay interest or fees, which may be greater than the income or gain received by the Convertible Plus Fund from the securities purchased with leverage proceeds.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but have borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. As of October 31, 2022, the Funds had no open short positions.

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, a put option will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to a Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

During the year ended October 31, 2022, the Miller Convertible Plus Fund held option contracts subject to equity price risk. The Miller Convertible Plus Fund did not hold any option contracts as of October 31, 2022. For the year ended October 31, 2022, the amount of unrealized appreciation and realized loss on purchased options contracts subject to equity price risk as included in the Statements of Operations amounted to $4,055,488 and $(4,109,777), respectively. During the year ended October 31, 2022, the Miller Convertible Bond Fund and Miller Intermediate Bond Fund did not hold any options.

The notional value of the derivative instruments outstanding as of October 31, 2022 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted or amortized over the life of the respective securities.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends October 31, 2019 through October 31, 2021, or expected to be taken in the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% for the Convertible Bond Fund and the Intermediate Bond Fund of the average daily net assets of each respective Fund. The Convertible Plus Fund pays the Adviser an annual rate of 0.95% of the average daily managed assets, which is equal to its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings. For year ended October 31, 2022, the Adviser earned management fees of $7,002,078, $1,358,290 and $946,738 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund, at least until February 28, 2023, to ensure that net annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.95% of the Convertible Plus Fund’s average daily net assets for Class I shares and 0.95% of the Intermediate Bond Fund’s average daily net assets for Class I shares. The Agreement allows the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation during the 36 month period following such waiver or reimbursement. The potential recoupment amounts are the lesser of: (i) the expense cap in effect at the time of the fee waiver/recoupment; or (ii) the expense cap in effect at the time of recapture. For the year ended October 31, 2022, the Adviser recaptured expenses of $269,075 from the Convertible Plus Fund and

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

waived fees of $64,781 for the Intermediate Bond Fund. Since June 30, 2022, the Adviser has voluntarily discontinued any additional expense recapture from the Convertible Plus Fund. Since June 30, 2022, the Adviser has voluntarily discontinued any additional expense recapture from the Convertible Plus Fund. The Adviser may change this voluntary discontinuance at any time, subject to the terms of the Expense Limitation Agreement, through February 28, 2023.

As of October 31, 2022, the following amounts are subject to recapture by the Adviser by October 31, of the following years:

	2023	2024	2025
Intermediate Bond Fund	$101,168	$30,326	$64,781

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares and Class C shares pay 0.50% and 1.00%, respectively, per year of its average daily net assets for such distribution and shareholder service activities under the Plan. For the year ended October 31, 2022, the 12b-1 fees accrued amounted to $218,228 and $496,545 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2022, the Distributor received $105,277 in underwriting commissions for sales of Class A and C shares, of which $5,420 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Trustee Fees - Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $55,000, as well as $14,000 for one annual in-person meeting and $8,000 for all meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The trustee who is chair of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity. None of the Trustees who are affiliated with the Trust receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2022, amounted to $646,998,033 and $652,625,938, respectively, for the Convertible Bond Fund, $139,109,464 and $187,530,230, respectively, for the Convertible Plus Fund and $112,736,079 and $96,079,799, respectively, for the Intermediate Bond Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2022, amounted to $0 and $85,367, respectively, for the Convertible Bond Fund, $0 and $0 respectively, for the Convertible Plus Fund and $0 and $1,739,707, respectively, for the Intermediate Bond Fund.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

5.	LINE OF CREDIT

The Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed, with an exception it expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed). Securities pledged as collateral for the line of credit as of October 31, 2022 are disclosed on Convertible Plus Fund’s Schedule of Investments. The fair value of securities pledged as collateral as of October 31, 2022 was $112,346,025. Convertible Plus Fund has also segregated $235,192 in cash as collateral for the line of credit. The Convertible Plus Fund has entered into a line of credit agreement with Barclays Bank PLC, which permits the Convertible Plus Fund to borrow at a rate, per annum, equal to 1.41% plus the 3 month SOFR rate (1.15% plus the 3 month LIBOR rate prior to July 1, 2022) to be paid quarterly. There is also an annual commitment fee. During the year ended October 31, 2022, the Convertible Plus Fund recorded $953,344 in interest expense on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2022, were $41,101,370 and 2.14%, respectively. The largest outstanding amount borrowed during the period was $58,000,000. The balance on the line of credit as of October 31, 2022 was $32,000,000 and the amount of the commitment was $45,000,000 ($75,000,000 prior to July 28, 2022). The interest rate as of October 31, 2022 was 4.97%. The line of credit is recorded at cost on the Statement of Assets and Liabilities. As of October 31, 2022, fair value of the line of credit approximates cost; fair value of the line of credit is estimated using level 2 inputs in the fair value hierarchy.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at October 31, 2022 were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Convertible Bond Fund	$921,171,432	$12,538,678	$(79,831,913)	$(67,293,235)
Convertible Plus Fund	124,701,475	2,442,305	(10,806,005)	(8,363,700)
Intermediate Bond Fund	137,394,314	1,212,601	(11,046,902)	(9,834,301)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2022:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$61,002,258	$12,751,200	$—	$73,753,458
Convertible Plus Fund	12,903,955	—	—	12,903,955
Intermediate Bond Fund	7,450,391	—	—	7,450,391

For the year ended October 31, 2021:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$45,885,245	$28,568	$—	$45,913,813
Convertible Plus Fund	9,953,438	—	—	9,953,438
Intermediate Bond Fund	5,066,335	—	—	5,066,335

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits)

Convertible Bond Fund	$435,919	$—	$(6,158,442)	$—	$(67,293,235)	$(73,015,758)
Convertible Plus Fund	—	—	(4,786,758)	—	(8,363,700)	$(13,150,458)
Intermediate Bond Fund	493,709	—	(2,269,906)	—	(9,834,301)	$(11,610,498)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to income on contingent convertible debt securities, Section 305(c) deemed dividend distributions, and the tax deferral of losses on wash sales.

At October 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Term	Long-Term	Total	Utilized
Convertible Bond Fund	$6,158,442	$—	$6,158,442	$—
Convertible Plus Fund	4,419,351	367,407	4,786,758	—
Intermediate Bond Fund	1,440,491	829,415	2,269,906	—

Permanent book and tax differences, primarily attributable to tax adjustments for equalization debits resulted in reclassification for the year ended October 31, 2022 as follows:

	Paid	Total
	In	Distributable
	Capital	Earnings (Losses)
Convertible Bond Fund	$943,985	$(943,985)
Convertible Plus Fund	243,985	(243,985)
Intermediate Bond Fund	88,260	(88,260)

8.	CROSS TRADES

Each Fund during the period had the ability to purchase and sell securities (“cross-trade”) from and to other Funds within the Trust as well as certain other clients of the Adviser pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Funds from or to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 under the 1940 Act and Securities and Exchange Commission interpretive positions. For the year ended October 31, 2022 (prior to the effective date of the Rule 2a-5), the Funds engaged in cross-trades as that Rule was generally interpreted during the period. The cost of security purchases and proceeds from the sale of securities for the year ended October 31, 2022 amounted to $0 and $3,100,027, respectively, for the Convertible Bond Fund, $536,022 and $0, respectively, for the Convertible Plus Fund and $893,370 and $0, respectively, for the Intermediate Bond Fund. The realized loss from cross-trades for the year ended October 31, 2022, was $251,966, $0 and $0, respectively, for the Convertible Bond Fund, the Convertible Plus Fund and the Intermediate Bond Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Miller Investment Trust and Shareholders of

Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund (the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended for Miller Convertible Plus Fund, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the results of its cash flows for the year then ended for Miller Convertible Plus Fund, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

December 27, 2022

We have served as the auditor of one or more Miller Funds investment companies since 2018.

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first row of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/22)	Value (10/31/22)	Ratio	(5/1/22 to 10/31/22)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$947.10	1.49%	$7.31
Class I	$1,000.00	$949.90	0.99%	$4.87
Class C	$1,000.00	$944.90	1.99%	$9.76
Miller Convertible Plus Fund
Class I	$1,000.00	$914.00	2.88%	$13.89
Miller Intermediate Bond Fund
Class I	$1,000.00	$954.20	1.00%	$4.93
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.69	1.49%	$7.58
Class I	$1,000.00	$1,020.21	0.99%	$5.04
Class C	$1,000.00	$1,015.17	1.99%	$10.11
Miller Convertible Plus Fund
Class I	$1,000.00	$1,010.69	2.88%	$14.60
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the year ended October 31, 2022 (184) divided by the number of days in the fiscal year (365).

Renewal of the Management Agreements and Review of 15(c) Materials

At an in person meeting held October 26, 2022, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreement between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Convertible Bond Fund (“Convertible Bond Fund”), Miller Convertible Plus Fund (“Convertible Plus Fund”) and Miller Intermediate Bond Fund (“Intermediate Bond Fund”) (each a “Management Agreement” and collectively the “Management Agreements”). In its consideration of the renewal of each Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreements and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreements. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of each Management Agreement included the following:

Convertible Bond Fund, Convertible Plus Fund and Intermediate Bond Fund (each a “Fund” and collectively, the “Funds”)

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the advisory services provided to each Fund. The Board considered information regarding the Adviser’s efforts around compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the quality of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible and synthetic convertible bonds. The Board discussed the financial strength of the Adviser after reviewing financial information about it and concluded that it is satisfied that the Adviser continues to be in the position to deliver high quality services to the Funds and their shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate, and that the Adviser has personnel with the requisite investment management skills and who are more than capable to perform its duties under each Agreement.

Performance. The Trustees reviewed the performance of each Fund. It was noted that certain strategies were also used when and with different costs associated with providing advisory services to separately managed account and hedge fund clients but that such accounts were managed in part with key differences in strategies because of the regulatory constraints of the 1940 Act and IRS tax rules imposed on registered investment companies.

Convertible Bond Fund. The Board noted that for the one, three, and five-year periods ended August 31, 2022, the Convertible Bond Fund had returns of (8.39)%, 5.25%, and 4.52%, respectively. It was noted that the Convertible Bond Fund outperformed its peer group average of (15.37)% for the one year period, but underperformed its peer group averages of 12.12% and 11.18% over the three and five-year periods. Similarly, the Fund outperformed the “Convertibles” Morningstar Category average of (16.73)% for the one year period, but underperformed the 11.18% and 10.30% during three and five-year periods. The

Adviser attributed the Fund’s outperformance on a relative basis in this category for the one-year period in part to its focus on high quality attributes, as well as its focus on buying convertible bonds in companies that are profitable and have low levels of debt. In addition, the Fund has a high percentage of assets invested in convertible bonds as compared to other assets, generally causing it to outperform other convertible bonds funds that take greater risk by investing a greater percentage of their assets in common stocks during bear markets. The Board also considered that the Adviser’s goal is for the Fund’s total return to outperform its peer group over full market cycles. It was further noted that it is the Adviser’s expectation that the Fund will have strong performance relative to its peer group during bear markets, which was largely proven during the most recent one-year period.

Convertible Plus Fund. The Board noted that for the one, three and five-year periods ended August 31, 2022, the Convertible Plus Fund had returns of (11.81)%, 3.37% and 4.09%, respectively. It was noted that the Convertible Plus Fund outperformed the peer group average for the one year period of (16.20)%, but underperformed the returns of 9.65% and 9.23% for the three and five-year periods, respectively. Similarly, the Fund outperformed the “Convertibles” Morningstar Category average for the one year period of (16.73)%, but underperformed the returns of 11.18% and 10.30% for the three and five-year periods, respectively. The Adviser attributed the Fund’s outperformance on a relative basis in this category for these periods in part to its focus on high quality attributes, as well as its focus on buying convertible bonds in companies that are profitable and have low levels of debt. The Board considered that the Adviser’s goal is for the Fund’s total return to out-perform its peer group over full market cycles. In addition, the Fund has a high percentage of assets invested in convertible bonds as compared to other assets, generally causing it to outperform other convertible bonds funds that take greater risk by investing a greater percentage of their assets in common stocks during bear markets. It was further noted that it is the Adviser’s expectation that the Fund will have strong performance relative to its peer group during bear markets. The Board also noted that the Fund’s use of leverage is unique in the convertible bond mutual fund space, greatly limiting the number of pure peer funds, which was largely proven during the most recent one-year period.

Intermediate Bond Fund. The Board noted that for the one, three and five-year periods ended August 31, 2022, the Intermediate Bond Fund had returns of (6.55)%, 4.37% and 3.82%, respectively. It was noted that the Intermediate Bond Fund outperformed its peer group average of (13.59)% for the one year period, but underperformed the averages of 6.93% and 7.12% during the three and five-year periods, respectively. It was noted that the Intermediate Bond Fund outperformed the Morningstar Category average of (16.73)% for the one year period; however, underperformed the Morningstar Category averages of 11.18% and 10.30% for the three and five-year periods ended August 31, 2022. The Adviser attributed the Fund’s outperformance on a relative basis in this category for these periods in part to its focus on high quality attributes, as well as its focus on buying convertible bonds in companies that are profitable and have low levels of debt. It was noted that it is the Adviser’s expectation for the Fund to have strong performance relative to its peer group during bear markets.

With respect to each of the Funds, the Board found that the Adviser continues to not deviate from its strategy to achieve favorable risk-adjusted returns throughout the stages of market cycles. The Board concluded that each Fund’s performance was reasonable, especially considering recent market volatility and economic uncertainty.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was higher than the peer group average of 0.61% and equal to the Morningstar Category average of 0.75%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.97% was higher than the peer group average of 0.67% but lower than the Morningstar Category average of 1.11%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds and the Morningstar Category, especially in light of the fact that certain peer funds were considerably larger in terms of assets.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 1.37% was significantly higher than both the peer group average of 0.70% and Morningstar Category average of 0.75%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 2.60% was significantly higher than both the peer group average of 0.82% and the Morningstar Category average of 1.11%. The Adviser asserted that managing the Convertible Plus Fund is likely significantly more complex and requires more resources than managing the funds in the peer group because of the Convertible Plus Fund’s more time intensive leveraged strategy. The Trustees noted that the Convertible Plus Fund, unlike its peer funds, is the only fund in its peer group that is a leveraged convertible mutual fund and that the cost of leverage is a significant part of the net expense ratio. The Trustees accepted the Adviser’s explanation and concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s fee rate of 0.75% was higher than the peer group average of 0.63%. The Trustees further noted that the Intermediate Bond Fund’s net expense ratio rate of 0.96% was higher than the peer group average of 0.77% but lower than the Morningstar Category average of 1.11%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerably larger in terms of assets.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. The Trustees stated that they will continue to review the Adviser’s projections for asset growth of each Fund over the next 12 months. Furthermore, the Board concluded that the size of each Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expenses of the Adviser associated with managing each Fund, and reviewed the profits realized by the Adviser with respect to each Fund and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to each Fund to be acceptable and not unreasonable or excessive. Based on financial information provided by the Adviser, the Board also found that the Adviser was in a strong position to continue to provide the high level and quality of services that it currently provides to the Funds.

Fall Out Benefits. The Trustees considered the fact that there is some slight benefit to the Adviser’s SMA and private fund business due to the publicity that the registered Funds receive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board, including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

Approval and Renewal of the Management Agreements and Review of 15(c) Materials

At an in person meeting held October 26, 2022, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreement between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Market Neutral Income Fund (the “Management Agreement”). In its consideration of the renewal of the Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreement and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Management Agreement included the following:

Market Neutral Income Fund (the “Market Neutral Fund” or the “Fund”)

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the advisory services provided to the Fund. The Board considered information regarding the Adviser’s efforts around compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the quality of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible and synthetic convertible bonds. The Board discussed the financial strength of the Adviser after reviewing financial information about it and concluded that it is satisfied that the Adviser continues to be in the position to deliver high quality services to the Fund and its shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate, and that the Adviser has personnel with the requisite investment management skills and who are more than capable to perform its duties under the Management Agreement.

Performance. The Board noted that the Fund did not have performance data available since it had not yet been launched.

Market Neutral Fund. The Board noted that the Fund had not yet commenced operations and therefore had no performance history.

Fees & Expenses. The Trustees reviewed the fees charged by the Fund, including reviewing the fees compared to the Fund’s respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients. The Board noted that there were no current expenses for the Fund since it had not yet been launched.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Fund. The Trustees stated that they will continue to review the

Adviser’s projections for asset growth of the Fund over the next 12 months. Furthermore, the Board concluded that the size of the Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expenses of the Adviser associated with managing the Fund, and reviewed the expected profits to be realized by the Adviser with respect to the Fund and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to the Fund to be acceptable and not unreasonable or excessive. Based on financial information provided by the Adviser, the Board also found that the Adviser was in a strong position to continue to provide the high level and quality of services that it currently provides to the Fund.

Fall Out Benefits. The Trustees considered the fact that there is some slight benefit to the Adviser’s SMA and private fund business due to the publicity that the registered Funds receive.

Market Neutral Fund. The Trustees noted that the Fund’s fee rate of 1.25% was higher than the peer group average of 0.99%. The Trustees further noted that the Fund’s estimated net expense ratio rate of 1.56% for Class A shares was higher than the peer group average of 1.41% and the Morningstar Category average of 1.35%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerably larger in terms of assets.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, the Board, including all of the Independent Trustees, concluded that the advisory fee for the Fund is fair and reasonable and approved the continuance of the Management Agreement and the advisory fee thereunder as in the best interest of the Fund and its shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on March 9, 2022 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Funds. The Funds have adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Board appointed Wellesley Asset Management, Inc., the investment adviser to the Funds, the program administrator for the Funds’ Program. The Adviser has delegated oversight of the Program to the Liquidity Risk Management Program Committee (the “Committee”).

At the Meeting, the Board was provided with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Program Reporting Period”).

The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). The Report further provided that the Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2022, the Committee reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

Tax information (Unaudited)

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The Convertible Bond Fund hereby designates the following amounts for the Fund’s fiscal year ended October 31, 2022:

Long-Term
Capital Gains
Convertible Bond Fund	$12,751,200
Convertible Plus Fund	N/A
Intermediate Bond Fund	N/A

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2022

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years. Each Trustee and Officer of the Trust serves in that capacity with respect to the Fund. Unless otherwise noted, the address of each Trustee and Officer is 20 William Street, Wellesley, MA 02481.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – December 31, 2018) (commercial and investment real estate lending).	4	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 – Present).	4	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); JNF-USA National Board (2012 – Present)	4	None

Miller Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)	October 31, 2022

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President, Since 2007	Chief Executive Officer Co-Portfolio Manager, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	4	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 -Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	4	N/A
Brian Privor 1973 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Chief Compliance Officer Since 2019	President (October 2019 – Present), Chief Regulatory Officer (May 2018 – September 2019), Northern Lights Compliance Services, LLC, (provides CCO services to mutual funds), Senior Counsel, U.S. Senate, Judiciary Committee (2017 - 2018), Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (2010-2017).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the Funds: the Miller Convertible Bond Fund, the Miller Convertible Plus Fund and the Miller Intermediate Bond Fund.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481

Distributor	Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877-441-4434.

Miller Funds ● 225 Pictoria Drive ● Suite 450 ● Cincinnati, OH 45246
877-441-4434

MILLER-AR22

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2022 $120,300

FY 2021 $114,750

(b)	Audit-Related Fees

FY 2022 $ None

FY 2021 $ None

Tax Fees

(c)

FY 2022 $ 17,820

FY 2021 $ 16,970

(d)        All Other Fees

FY 2022 $ 0

FY 2021 $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2022 Services Approved by the Audit Committee

                                                       Registrant     Adviser

Audit-Related Fees:         0%          0%

Tax Fees:                        0%          0%

All Other Fees:                0%          0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant         Adviser

                 FY 2022                   $ None        $ None

                 FY 2021                    $ None          $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2022.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)    Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President

Date 12/15/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President

Date 12/15/22

By (Signature and Title)

/s/Michael Miller

Michael Miller, Treasurer

Date 12/15/22